Supplement to the currently effective STATEMENT OF ADDITIONAL INFORMATION

Deutsche Floating Rate Fund

The “Class A Shares” sub-section of “APPENDIX II-D - FINANCIAL SERVICES FIRMS’ COMPENSATION” of Part II of the fund’s Statement of Additional Information is amended as follows:

Class A Shares: The fund receives the entire net asset value of all its Class A shares sold. DeAWM Distributors, Inc. ("DDI" or the "Distributor", effective May 9, 2016, DDI is changing its name to Deutsche AM Distributors, Inc.), as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in Appendix II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.

DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:

Compensation Schedule #1: Retail Sales and Deutsche AM/ExpertPlan 403(b) Plan(1)		Compensation Schedule #2: Deutsche AM Retirement Plan(2)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(3)	—	—
$250,000 to $49,999,999	0.50%(4)	Over $3 million	0.00%-0.50%
$250,000 to $4,999,999	1.00%(5)	—	—
$5,000,000 to $9,999,999	0.55%(5)(8)	—	—
$1 million to $2,999,999	0.85%(6) 1.00%(7)	—	—
$1 million to $4,999,999	1.00%(8)	—	—
$3 million to $49,999,999	0.50%(9)	Over $3 million	0.00%-0.50%
$10 million to $49,999,999	0.50%(5)(8)	—	—
$50 million and greater	0.25%(10)	—	—

(1) For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below.

(2) Compensation Schedule #2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates.

(3) Applicable to the following funds: Deutsche Alternative Asset Allocation Fund, Deutsche Diversified Market Neutral Fund, Deutsche Global Growth Fund, Deutsche Large Cap Value Fund, Deutsche Select Alternative Allocation Fund and Deutsche Strategic Equity Long/Short Fund.

(4) Applicable to the following funds: Deutsche GNMA Fund, Deutsche Intermediate Tax/AMT Free Fund, Deutsche Short Duration Fund, Deutsche Short-Term Municipal Bond Fund, Deutsche Strategic Government Securities Fund, Deutsche Strategic High Yield Tax-Free Fund and Deutsche Ultra-Short Duration Fund.

(5) Applicable to the following funds: Deutsche California Tax-Free Income Fund, Deutsche Managed Municipal Bond Fund, Deutsche Massachusetts Tax-Free Fund, Deutsche New York Tax-Free Income Fund and Deutsche Unconstrained Income Fund.

(6) Applicable to income funds except those noted in footnotes (4), (5) and (8), and Deutsche U.S. Bond Index Fund.

(7) Applicable to all equity funds except those in footnote (3).

April 7, 2016

SAISTKR-252

(8) Applicable to Deutsche Floating Rate Fund.

(9) Applicable to all income and equity funds except for those noted in footnotes (5) and (8) and Deutsche U.S. Bond Index Fund.

(10) Applicable to all income and equity funds except Deutsche U.S. Bond Index Fund.

Please Retain This Supplement for Future Reference

April 7, 2016

SAISTKR-252